UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 30, 2019

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

701 Gateway Boulevard, Suite 210

South San Francisco, CA 94080

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2019, Mr. Matthew M. Loar informed Mateon Therapeutics, Inc. (the “Company”) of his intention to resign from his position as the Company’s Chief Financial Officer, effective June 30, 2019. Mr. Loar’s resignation will be for “Good Reason” as a consequence of the Company relocating its corporate headquarters, entitling him to certain severance benefits under the terms of his employment agreement.

On June 3, 2019, the Company reached a agreement with Mr. Amit Bhupendra Shah to transition in as Chief Financial Officer effective on July 1, 2019. Initially Mr. Shah will support the accounting function as consultant with the final employment agreement, including compensation terms, to be finalized prior to his assumption of the role of Chief Financial Officer on July 1, 2019.

Mr. Shah, age 53, has served as a senior financial officer for a number of life science companies, including Chief Financial Officer at Marina Biotech, Inc., a publicly traded biotechnology company (2017 to 2018); Vice President of Finance & Accounting Insightra Medical Inc. (2014 to 2015), Acting Chief Financial Officer of Insightra Medical Inc. (2015); VP Finance and Acting Chief Financial Officer at IgDraSol Inc. (2013); Corporate Controller & Director of Finance at ISTA Pharmaceuticals (2010 to 2012); Corporate Controller at Spectrum Pharmaceuticals (2007 to 2010): and as Controller / Senior Manager Internal Audits at Caraco Pharmaceuticals Laboratories (2000 to 2007). In addition to his work with life sciences companies, Mr. Shah served as the Chief Financial Officer at Eagle Business Performance Services, a management consulting and business advisory firm (2018 through March 2019) and as a consultant and ultimately Senior Director of Finance – ERP, at Young’s Market Company (2015 to 2017). Mr. Shah received a Bachelor’s of Commerce degree from the University of Mumbai, and is an Associate Chartered Accountant from The Institute of Chartered Accountants of India. Mr. Shah is also an inactive CPA from Colorado, USA.

Item 8.01	Other Events

Effective June 1, 2019, the Company relocated its corporate headquarters to 29397 Agoura Road, Suite 107, Agoura Hills, CA 91301.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: June 5, 2019		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer